UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2022

SAVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40403	26-4684680
(Commission File Number)	(I.R.S. Employer Identification No.)

730 NW 107 Avenue

Miami, Florida, 33172

(Address of principal executive offices) (Zip Code)

Tel: (347) 468 9583

(Registrant’s telephone number, including area code)

Kibbutz Alonim, Israel, 3657700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On January 16, 2022, the outgoing Chief Financial Officer of Save Foods, Inc. (the “Company”), Ms. Vered Raz-Avayo, tendered her resignation to the Board of Directors of the Company (the “Board”) in connection with her role as the Company’s Chief Financial Officer, which resignation will enter into effect on January 31, 2022. Ms. Raz-Avayo’s resignation was due to personal reasons and there were no disagreements between her and the Company or the Board.

Appointment of Interim Chief Financial Officer

On January 18, 2022, the Board resolved to appoint Mr. Omri Kanterovich, the Company’s current financial controller, as the Company’s interim Chief Financial Officer, VP of Finance, Treasurer and Secretary, which appointments shall enter into effect on January 31, 2022. Below is a description of the relevant business experience for Mr. Kanterovich:

Mr. Omri Kanterovich (38) will serve as the Company’s interim Chief Financial Officer, VP of Finance, Treasurer and Secretary beginning January 31, 2022. From November 2021 to January 31, 2022, Mr. Kanterovich served as the Company’s financial controller. Prior to that, Mr. Kanterovich was a corporate controller for Hisense Group Ltd. from 2020 until 2021. Earlier in his career, Mr. Kanterovich was a senior associate at Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited from 2018 until 2020, and an assistant controller at Nextage Ltd. from 2016 until 2018. Mr. Kanterovich holds a B.A. in computers and information systems from the Center of Academic Studies, Israel. Mr. Kanterovich is also a certified public accountant in Israel.

In connection with Mr. Kanterovich’s new positions with the Company, the Board resolved to increase his monthly base salary from NIS 18,000 to NIS 25,000. No additional changes were made to Mr. Kanterovich’s compensation.

There are no other arrangements or understandings pursuant to which Mr. Kanterovich was appointed interim Chief Financial Officer. There are no family relationships among any of the Company’s directors, executive officers, and Mr. Kanterovich. There are no related party transactions between the Company and Mr. Kanterovich reportable under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE FOODS, INC.

	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer

Date: January 19, 2022